Item 8.01 Other Events

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 17, 2023

Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

(a) On March 15, 2023, RSM US LLP (“RSM”) was dismissed as the independent registered public accounting firm for Unity Bancorp, Inc. (the “Registrant”). The decision to dismiss RSM was approved by the Audit Committee of the Board of Directors of the Registrant. The dismissal will be effective upon the issuance of the Registrant’s HUD financial statements for the fiscal year ending December 31, 2022, and an amendment to this Current Report will be filed upon the effectiveness of such dismissal.

During the fiscal years ended December 31, 2022, 2021 and 2020, there were no: (1) disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of RSM on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2022, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

A letter from RSM is attached as an Exhibit to this Report on Form 8-K.

(b) On March 15, 2023, the Registrant appointed Wolf & Company PC (“Wolf”) as the Registrant's new independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to completion of Wolf’s standard client acceptance procedures and execution of an engagement letter. The appointment was approved by the Audit Committee of the Board of Directors of the Registrant. During the fiscal years ended December 31, 2022, 2021 and 2020, the Registrant did not consult with Wolf regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter from RSM LLP to the Securities and Exchange Commission dated March 17, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: March 17, 2023
	By:	/s/ George Boyan
George Boyan
EVP and Chief Financial Officer

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